UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2001

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:	(516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8.    NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following Exhibits are furnished as part of this report:

99.1	Text of written presentation Astoria Financial Corporation intends to make available on December 3, 2001 at the Lehman Brothers Financial Services Conference and post on its website.

99.2	Press release dated November 30, 2001 which announces the Company’s participation in the Lehman Brothers Financial Services Conference on December 3, 2001 and includes a reiteration of the Company’s earnings expectations for 2002.

ITEM 9. REGULATION FD DISCLOSURE.

     On December 3, 2001, Astoria Financial Corporation is scheduled to make a presentation at the Lehman Brothers Financial Services Conference. Attached at Exhibit 99.1 of this Form 8-K is a copy of the written material which Astoria Financial Corporation intends to make available at that conference and post on its website. Attached at Exhibit 99.2 a copy of the Press Release dated November 30, 2001 which provides interested investors with the topics of information to be presented at the conference, including a reiteration of its 2002 earnings expectations.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

/S/ Peter J. Cunningham Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: November 30, 2001

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of written presentation Astoria Financial Corporation intends to make available on December 3, 2001 at the Lehman Brothers Financial Services Conference and post on its website.

99.2	Press Release dated November 30, 2001 which provides interested investors with information that announces the Company’s participation in the Lehman Brothers Financial Services Conference on December 3, 2001 and includes a reiteration of the Company’s earnings expectations for 2002.

3